UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2024

NORTHANN CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-56051	82-2911016
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Northann Distribution Center Inc.
9820 Dino Drive, Suite 110
Elk Grove,
CA
95624
(Address of Principal Executive Office) (Zip Code)

(916) 573 3803
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	NCL	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company
☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01. Entry into a Material Definitive Agreement.

Oneflow Private Placement

Oneflow
Share Purchase Agreement

On December 6, 2024, Northann Corp. (the “Company”) entered into a securities purchase agreement with Oneflow LLC as the lead investor and four other passive
investors (the “Oneflow SPA”), pursuant to which the Company agreed to sell common stock to various purchasers (the “Oneflow Purchasers”) in a private placement transaction (the “Oneflow Private Placement”). Pursuant to the Oneflow SPA, the Company agreed to transfer, assign, set over and deliver to the Oneflow Purchasers and the Oneflow Purchasers agreed, severally and not jointly, to acquire from the Company in the aggregate 40,000,000 shares of common stock of the Company, par value $0.001 per share (“Common Stock”, and such shares, the “Oneflow Shares”) at the average of the closing prices for the five trading days immediately prior to the Closing per share. There will be 86,464,400 shares of Common Stock outstanding after the issuance of the Oneflow Shares, assuming no other shares are issued after December 6, 2024.

The closing of the Oneflow Private Placement is subject to certain closing conditions, including but not limited to the approval of the Company’s stockholders and sixty calendar days after the approval of NYSE American. After the closing conditions are met, the Oneflow Purchasers should make immediate payment equal to such Oneflow Purchaser’s subscription amount. When the payment is made, the Company shall deliver a request to its transfer agent who shall issue to each Oneflow Purchaser certificates or statements representing the Oneflow Shares subscribed by such Oneflow Purchaser. The Company plans to use the proceeds from the Oneflow Private Placement as working capital.

Each Oneflow Purchaser understands that the Oneflow Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). Such Oneflow Purchaser will not sell or otherwise dispose of the Oneflow Shares without registration under the Securities Act, and under applicable state securities or “Blue Sky” laws, or pursuant to an exemption therefrom.

Oneflow
Registration Rights Agreement

Pursuant to the Oneflow SPA, the Company also entered into a registration rights agreement (the “Oneflow RRA”) with Oneflow Purchasers on
December 6
, 2024, pursuant to which the Company is obligated to file a registration statement on Form S-3 or S-1 with the Securities and Exchange Commission (the “SEC”) to register for resale by Oneflow Purchasers of the Oneflow Shares by the 60th calendar day following the closing of the Oneflow SPA.

X29 Private Placement

X29 Share Purchase Agreement

On December 6, 2024, the Company entered into a securities purchase agreement with X29 LLC as the lead investor and four other passive
investors (the “X29 SPA”), pursuant to which the Company agreed to sell Common Stock to various purchasers (the “X29 Purchasers”) in a private placement transaction (the “X29 Private Placement”).

Pursuant to the X29 SPA, the Company agreed to transfer, assign, set over and deliver to the X29 Purchasers and the X29 Purchasers agreed, severally and not jointly, to acquire from the Company in the aggregate 80,000,000 shares of Common Stock of the Company (such shares, the “X29 Shares”) at the average of the closing prices for the five trading days immediately prior to the Closing per share. There will be 166,464,400 shares of Common Stock outstanding after the issuance of the X29 Shares, assuming no other shares are issued after December 6, 2024
, except the issuance of the Oneflow Shares
.

The closing of the X29 Private Placement is subject to certain closing conditions, including but not limited to the approval of the Company’s stockholders and one hundred and twenty calendar days after the approval of NYSE American. After the closing conditions are met, the X29 Purchasers should make immediate payment equal to such X29 Purchaser’s subscription amount. When the payment is made, the Company shall deliver a request to its transfer agent who shall issue to each X29 Purchaser certificates or statements representing the X29 Shares subscribed by such X29 Purchaser. The Company plans to use the proceeds from the X29 Private Placement as working capital.

Each X29 Purchaser understands that the X29 Shares have not been registered under the Securities Act. Such X29 Purchaser will not sell or otherwise dispose of the X29 Shares without registration under the Securities Act, and under applicable state securities or “Blue Sky” laws, or pursuant to an exemption therefrom.

X29 Registration Rights Agreement

Pursuant to the
X29
SPA, the Company also entered into a registration rights agreement (the “
X29
RRA”) with X29 Purchasers on
December 6
, 2024, pursuant to which the Company is obligated to file a registration statement on Form S-3 or S-1 with the SEC to register for resale by X29 Purchasers of the X29 Shares by the 60th calendar day following the closing of the X29 SPA.

The foregoing descriptions of the Oneflow SPA, Oneflow RRA, X29 SPA and X29 RRA do not purport to be complete and are qualified in their entirety by reference to the form of Oneflow SPA, Oneflow RRA, X29 SPA and X29 RRA, filed as Exhibits 10.1, 10.2, 10.3 and 10.4 respectively, to this Current Report on Form 8-K, and which are incorporated herein by reference.

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Item 3.02. Unregistered Sales of Equity Securities.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
10.1	Form of Share Purchase Agreement by and between the Company and Oneflow LLC as the lead investor and other investors dated December 6, 2024
10.2	Form of Registration Rights Agreement by and between the Company and Oneflow LLC as the lead investor and other investors dated December 6, 2024
10.3	Form of Share Purchase Agreement by and between the Company and X29 LLC as the lead investor and other investors dated December 6, 2024
10.4	Form of Registration Rights Agreement by and between the Company and X29 LLC as the lead investor and other investors dated December 6, 2024
104	Cover Page Interactive Data File

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHANN CORP.

Date: December 6 , 2024	By:	/s/ Lin Li
	Name:	Lin Li
	Title:	Chief Executive Officer

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